UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2015

HORIZON LINES, INC.

(Exact name of registrant as specified in its Charter)

Delaware	001-32627	74-3123672
(State or Other Jurisdiction of Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2550 West Tyvola Road

Coliseum 3, Suite 530

Charlotte, North Carolina 28217

(Address of Principal Executive Offices, including Zip Code)

(704) 973-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On April 23, 2015, Horizon Lines, Inc. (the “Company”) issued a press release announcing that, after a review by the Antitrust Division of the Department of Justice, the Company’s proposed sales transaction with The Pasha Group has been granted early termination of the premerger waiting period. This grant was effective April 21, 2015. Subject to the satisfaction of any remaining conditions to closing, the Company expects the closing of the transaction to occur before the end of the its second quarter.

A copy of the press release is attached to this Current Report on Form 8-K as exhibit 99.1 and is incorporated in this Item 8.01 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release of Horizon Lines, Inc. dated April 23, 2015.

SAFE HARBOR STATEMENT

The information contained in this Current Report on Form 8-K (including the exhibit hereto) should be read in conjunction with our filings made with the Securities and Exchange Commission. This Current Report on Form 8-K (including the exhibit hereto) contains “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those that do not relate solely to historical fact. They include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events. Words such as, but not limited to, “believe,” “anticipate,” “plan,” “targets,” “projects,” “will,” “expect,” “would,” “could,” “should,” “may,” and similar expressions or phrases identify forward-looking statements.

All forward-looking statements involve risk and uncertainties. The occurrence of the events described, and the achievement of the expected results, depend on many events, some or all of which are not predictable or within our control. Actual results may differ materially from expected results.

Factors that may cause actual results to differ from expected results include: our ability to consummate the transaction with Pasha to sell our Hawaii business or the merger transaction with Matson; a governmental authority prohibiting or otherwise restraining the consummation of the merger or the Hawaii sale; unexpected costs, litigation and other operational complications that may arise from these proposed transactions; our business may suffer as a result of uncertainty surrounding the proposed merger and the Hawaii sale, including adverse impact on relationships with customers, suppliers and regulators; the Company’s inability to retain and, if necessary, attract key employees, particularly during the pendency of the merger and the Hawaii sale; or diversion of management’s attention from ongoing business operations during the pendency of the merger and the Hawaii sale.

In light of these risks and uncertainties, expected results or other anticipated events or circumstances discussed in this Form 8-K might not occur. We undertake no obligation, and specifically decline any obligation, to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

See the section entitled “Risk Factors” in our 2014 Form 10-K filed with the SEC on March 13, 2015, for a more complete discussion of the above mentioned risks and uncertainties and for other risks and uncertainties. Those factors and the other risk factors described therein are not necessarily all of the important factors that could cause actual results or developments to differ materially from those expressed in any of our forward-looking statements. Other unknown or unpredictable factors also could harm our results. Consequently, there can be no assurance that actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, us. Given these uncertainties, prospective investors are cautioned not to place undue reliance on such forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIZON LINES, INC.
(Registrant)

Date: April 23, 2015	By:	/s/ Michael T. Avara
Michael T. Avara
Executive Vice President and Chief Financial Officer

Exhibit Index

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release of Horizon Lines, Inc. dated April 23, 2015.